UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8349

Name of Fund: MuniHoldings Florida Insured Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
        Florida Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 02/29/04

Item 1 - Report to Stockholders

[LOGO] Merill Lynch Investment Managers                          www.mlim.ml.com

                                        MuniHoldings
                                        Florida Insured Fund

Semi-Annual Report
February 29, 2004

[LOGO] Merill Lynch Investment Managers

MuniHoldings Florida Insured Fund

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of February 29, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 6.63%, before the deduction of Preferred Shares.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities.


2        MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004

A Letter From the President

Dear Shareholder

As I write to you at February month-end, fixed income markets in the United States continued to reward those investors willing to accept greater risk. The trend held true in the tax-exempt market, where the Lehman Brothers Non-Investment Grade Index of municipal bonds posted respective returns of +10.96% and +16.15% for the six-month and 12-month periods ended February 29, 2004. This compared to a six-month return of +6.52% and a 12-month return of +6.30% for the broader-based Lehman Brothers Municipal Bond Index.

At the same time, equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 left us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Trustee


         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004             3

[LOGO] Merill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Our strategy has been and continues to be focused on increasing the Fund's yield while seeking to protect net asset value in what has been a volatile interest rate environment.

Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term fixed income interest rates generally declined while the U.S. economy gained strength. Gross domestic product expanded at an annualized rate of 8.2% in the third quarter of 2003, with fourth-quarter growth reported at 4.1%. Notwithstanding the impressive economic growth, the Federal Reserve Board seemed apt to leave short-term interest rates at their current low levels, citing subdued employment growth and the absence of material inflationary pressures.

At the end of February 2004, long-term U.S. Treasury bond yields stood at 4.84%, representing a decline of nearly 40 basis points (.40%) over the past six months. Tax-exempt municipal bond yields also moved sharply lower during the period, while their prices -- which move opposite of their yields -- rose accordingly. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell almost 60 basis points. The same was true of 30-year issues rated AAA -- the highest rated -- according to Municipal Market Data. Shorter-maturity bonds fared even better, as yields on 10-year AAA-rated bonds declined approximately 65 basis points during the period.

Supporting the recent yield declines was a pronounced decrease in new bond issuance. This translated into favorable supply/demand dynamics in the municipal marketplace. Approximately $170 billion in municipal bonds was underwritten during the past six months, a drop of approximately 10% compared to the same period a year earlier. In February, just $22 billion in new long-term municipal bonds was underwritten, a decline of more than 25% versus February 2003. New supply of municipal bonds is expected to remain manageable in 2004, a trend we believe will continue to support the tax-exempt market's performance relative to the taxable bond market.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Municipal yields have recently ranged from 88% to 91% of Treasury yields, slightly higher than their recent historical average. Moreover, municipal investors generally preferred longer-dated securities, which offered somewhat higher yields in the low interest rate environment. This maturity extension helped support the strong demand for and performance of tax-exempt products in recent months.

Describe conditions in the State of Florida.

Overall, conditions in Florida remained favorable. The state maintained solid credit ratings of Aa2 from Moody's, AA+ from Standard & Poor's and AA from Fitch. All three rating agencies held a stable outlook for Florida's finances. This was based on an improving and diverse economy, solid finances, moderate debt and a proactive government that responds to economic downturns quicker than other states.

Florida's economy is bolstered by strong population growth, which is attributed to its attractive physical environment and favorable business climate. The population growth is one reason Florida's economy typically has performed better than the national economy. Although the growth in population has put a strain on services such as education, transportation and health care, it also has allowed the state to recover quickly from the recent sub par economic trends.

Currently, the state's revenues are modestly higher than projected and expenditures remain under control due to strong fiscal oversight. The fiscal year 2004 budget was pressured by only modest revenue increases, but was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state. To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives.

Florida continues to maintain sound and solid fund balances with consistent General Fund operations. In addition, the state has a working Capital Reserve Fund and a Budget Stabilization Fund in excess of $1.8 billion. Our strategy in purchasing Florida issues has been to favor insured general obligation bonds and their equivalents rather than uninsured bonds. We believe this is a prudent approach, as there is no meaningful yield offered in exchange for the additional risk associated with uninsured bonds.


4        MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 29, 2004, the Common Shares of MuniHoldings Florida Insured Fund had net annualized yields of 6.13% and 6.34%, based on a period-end per share net asset value of $16.10 and a per share market price of $15.56, respectively, and $.492 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +10.59%, based on a change in per share net asset value from $15.04 to $16.10, and assuming reinvestment of $.486 per share ordinary income dividends.

For the six-month period ended February 29, 2004, the Fund's Auction Market Preferred Shares (AMPS) had average yields as follows: Series A, .82%; Series B, ..88%; Series C, .92%; Series D, .90%; and Series E, .92%.

Fund returns, based on net asset value, were competitive with the +10.48% average return of its comparable Lipper category of Florida Municipal Debt Funds for the six-month period ended February 29, 2004. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of Florida.)

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We made no significant changes to the portfolio or our investment strategy in the past six months. We maintained our focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. The most volatile part of the yield curve during the period continued to be the 10-year - 15-year sector. Therefore, with our existing cash reserves, we looked to purchase premium-coupon bonds in the 20-year - 30-year maturity range whenever they became available. Our observations and research reveal that the longer end of the yield curve has held firm. As such, this is where we have found the greatest value. By taking advantage of the steep yield curve, we have successfully been able to increase the Fund's yield while muting its net asset volatility.

In terms of leverage, the Fund's borrowing costs generally remained below 1% throughout the period. The attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, based on AMPS, was 37.46% of total assets. (For a complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

In our view, the municipal market will continue to be volatile over the next few months. Should interest rates continue to decline, we intend to shift to a more defensive posture to prepare the Fund to outperform when rates eventually head higher. As long as the municipal yield curve remains steep, we will continue to sell the intermediate part of the curve and use periods of volatility to structure higher-coupon bonds whenever they are attractively priced.

Robert D. Sneeden
Vice President and Portfolio Manager

March 18, 2004


         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004             5

[LOGO] Merill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                        S&P       Moody's   Face
                        Ratings   Ratings   Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Florida--147.7%
-----------------------------------------------------------------------------------------------------------------------------------
                        AA        NR*       $ 4,530   Beacon Tradeport Community Development District, Florida,
                                                      Special Assessment Revenue Refunding Bonds (Commercial Project),
                                                      Series A, 5.625% due 5/01/2032 (l)                                   $  4,940
                        -----------------------------------------------------------------------------------------------------------
                                                      Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                                      AMT (d)(g):
                        NR*       Aaa         2,495         6.80% due 3/01/2028                                               2,574
                        NR*       Aaa           335         (Multi-County Program), 6.30% due 3/01/2020                         363
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa           850   Broward County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                      6.70% due 2/01/2028 (d)(g)                                                875
                        -----------------------------------------------------------------------------------------------------------
                                                      Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (d):
                        NR*       Aaa         1,615         6.55% due 3/01/2028 (i)                                           1,653
                        NR*       Aaa           685         (Multi-County Program), 6.375% due 10/01/2026 (g)                   737
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         1,320   Clay County, Florida, School Board, COP (Master Lease Program),
                                                      5.75% due 7/01/2022 (a)                                                 1,510
                        -----------------------------------------------------------------------------------------------------------
                        NR*       NR*         5,000   Collier County, Florida, IDA, IDR, Refunding (Southern States
                                                      Utilities), AMT, 6.50% due 10/01/2025                                   5,006
                        -----------------------------------------------------------------------------------------------------------
                        AAA       NR*         9,530   Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                      6.70% due 4/01/2028 (d)(g)                                              9,882
                        -----------------------------------------------------------------------------------------------------------
                                                      Dade County, Florida, Water and Sewer System Revenue Bonds (h):
                        AAA       Aaa        20,575         5.25% due 10/01/2021                                             22,490
                        AAA       Aaa        21,640         5.25% due 10/01/2026                                             23,285
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         5,000   Deltona, Florida Utility System Revenue Bonds, 5.125%
                                                      due 10/01/2027 (a)                                                      5,327
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa         2,220   Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                      6.30% due 10/01/2029 (a)(d)(g)                                          2,382
                        -----------------------------------------------------------------------------------------------------------
                                                      Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                      Bonds (Multi-County Program), AMT, Series A (a)(d)(g)(i):
                        NR*       Aaa           975         6.30% due 10/01/2020                                              1,014
                        NR*       Aaa         3,810         6.375% due 10/01/2026                                             3,967
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa        15,060   Escambia County, Florida, Health Facilities Authority, Health
                                                      Facility Revenue Bonds (Florida Health Care Facility Loan),
                                                      5.95% due 7/01/2020 (b)                                                15,887
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         5,580   Escambia County, Florida, Health Facilities Authority, Revenue
                                                      Refunding Bonds (Ascension Health Credit), Series A-1, 5.75%
                                                      due 11/15/2009 (b)(j)                                                   6,643
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         3,035   Florida HFA, Homeowner Mortgage Revenue Refunding Bonds, AMT,
                                                      Series 2, 5.75% due 7/01/2014 (a)                                       3,238
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa        12,385   Florida HFA, Revenue Refunding Bonds, AMT, RITR, Series 12,
                                                      10.41% due 7/01/2029 (a)(f)                                            13,653
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         1,425   Florida HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                      Series A, 6.65% due 1/01/2024 (d)(g)                                    1,473
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         1,825   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                                      Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (c)                 1,957
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         2,055   Florida Housing Finance Corporation, Housing Revenue Bonds
                                                      (Waverly Apartments), AMT, Series C-1, 6.30% due 7/01/2030 (c)          2,213
                        -----------------------------------------------------------------------------------------------------------
                                                      Florida Municipal Loan Council Revenue Bonds, Series B (a):
                        AAA       Aaa         1,285         5.375% due 11/01/2025                                             1,400
                        AAA       Aaa         4,150         5.375% due 11/01/2030                                             4,533

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family


6        MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004

Schedule of Investments (continued)                               (in Thousands)

                        S&P       Moody's   Face
                        Ratings   Ratings   Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Florida (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Florida State Board of Education, Capital Outlay, GO, Public
                                                      Education:
                        AAA       Aaa       $12,000         Series B, 5.75% due 6/01/2005 (a)(j)                           $ 12,820
                        AAA       Aaa         6,600         Series C, 5.75% due 6/01/2023 (h)                                 7,535
                        AAA       Aaa         1,000         Series C, 5.75% due 6/01/2029 (h)                                 1,141
                        AAA       Aaa         7,000         Series E, 5.625% due 6/01/2029 (c)                                7,862
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         6,900   Florida State Board of Education, Capital Outlay, GO, Series A,
                                                      5.90% due 1/01/2005 (c)(j)                                              7,251
                        -----------------------------------------------------------------------------------------------------------
                        AAA       NR*        12,725   Florida State Board of Education, Lottery Revenue Bonds,
                                                      DRIVERS, Series 222, 11.516% due 7/01/2017 (f)(h)                      17,967
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         3,750   Florida State Board of Education, Public Education, GO,
                                                      Refunding, Series D, 5.75% due 6/01/2022 (c)                            4,365
                        -----------------------------------------------------------------------------------------------------------
                                                      Florida State Board of Regents, Housing Revenue Bonds (h):
                        AAA       Aaa         2,200         (University of Central Florida), 5.25% due 10/01/2026             2,347
                        AAA       Aaa         1,080         (University of Florida), 6% due 7/01/2018                         1,284
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         7,165   Florida State Board of Regents, University Systems Improvement
                                                      Revenue Bonds, 5.25% due 7/01/2022 (a)                                  7,798
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         3,505   Florida State Department of General Services, Division
                                                      Facilities Management Revenue Bonds (Florida Facilities Pool),
                                                      Series A, 6% due 9/01/2025 (b)                                          4,081
                        -----------------------------------------------------------------------------------------------------------
                                                      Florida State Governmental Utility Authority, Utility Revenue
                                                      Bonds (b):
                        AAA       Aaa         2,650         (Citrus Utility System), 5.125% due 10/01/2033                    2,816
                        AAA       Aaa         5,340         (Lehigh Utility System), 5.125% due 10/01/2028                    5,684
                        AAA       Aaa         2,900         (Lehigh Utility System), 5.125% due 10/01/2033                    3,082
                        -----------------------------------------------------------------------------------------------------------
                        AAA       NR*        14,325   Florida State Turnpike Authority, Turnpike Revenue Bonds,
                                                      DRIVERS, Series 218, 11.257% due 7/01/2029 (f)(h)                      19,739
                        -----------------------------------------------------------------------------------------------------------
                                                      Florida State Turnpike Authority, Turnpike Revenue Bonds
                                                      (Department of Transportation), Series A:
                        AAA       Aa3         3,590         5.50% due 7/01/2016 (a)                                           4,118
                        AA-       Aa3         2,835         5.75% due 7/01/2019                                               3,297
                        -----------------------------------------------------------------------------------------------------------
                        A         A3          7,135   Highlands County, Florida, Health Facilities Authority, Hospital
                                                      Revenue Bonds (Adventist Health System), Series A, 6%
                                                      due 11/15/2031                                                          7,693
                        -----------------------------------------------------------------------------------------------------------
                                                      Hillsborough County, Florida, IDA, Hospital Revenue Refunding
                                                      Bonds (Tampa General Hospital Project), Series B:
                        NR*       Baa1        1,000         5.25% due 10/01/2028                                              1,020
                        NR*       Baa1        6,880         5.25% due 10/01/2034                                              6,998
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         4,500   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                                      Electric Company Project), 6.25% due 12/01/2034 (a)                     4,751
                        -----------------------------------------------------------------------------------------------------------
                                                      Hillsborough County, Florida, School Board, COP (a):
                        AAA       Aaa        33,400         6% due 7/01/2009 (j)                                             39,950
                        NR*       Aaa         6,600         5.375% due 7/01/2026                                              7,192
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         1,300   Indian River County, Florida, Water and Sewer Revenue Refunding
                                                      Bonds, Series A, 5.25% due 9/01/2018 (h)                                1,446
                        -----------------------------------------------------------------------------------------------------------
                        AAA       NR*         2,415   Jacksonville, Florida, Electric Authority, Electric System
                                                      Revenue Refunding Bonds, Series 3-A, 6% due 4/01/2005 (a)(j)            2,569
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         7,305   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding
                                                      and Improvement Bonds, 5.25% due 10/01/2032 (h)                         7,828
                        -----------------------------------------------------------------------------------------------------------
                                                      Jacksonville, Florida, Port Authority, Airport Revenue Bonds,
                                                      AMT, Series A (h):
                        AAA       Aaa         1,295         6.10% due 10/01/2018                                              1,402
                        AAA       Aaa         8,385         6.25% due 10/01/2024                                              9,092


         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004             7

[LOGO] Merill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                        S&P       Moody's   Face
                        Ratings   Ratings   Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Florida (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Jacksonville, Florida, Port Authority, Seaport Revenue Bonds,
                                                      AMT (a):
                        NR*       Aaa       $ 1,130         5.625% due 11/01/2010 (j)                                      $  1,323
                        NR*       Aaa         1,870         5.625% due 11/01/2026                                             2,012
                        -----------------------------------------------------------------------------------------------------------
                                                      Jacksonville, Florida, Sales Tax Revenue Bonds (b):
                        AAA       Aaa         2,000         5.50% due 10/01/2016                                              2,290
                        AAA       Aaa         3,800         5.50% due 10/01/2018                                              4,335
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         1,500   Jacksonville, Florida, Water and Sewer Revenue Bonds (United
                                                      Water Florida Project), AMT, 6.35% due 8/01/2025 (b)                    1,622
                        -----------------------------------------------------------------------------------------------------------
                                                      Lee County, Florida, Airport Revenue Bonds (c):
                        NR*       Aaa         9,963         RIB, AMT, Series 811-X, 10.73% due 10/01/2029 (f)                12,884
                        AAA       Aaa         1,000         Series B, 5.75% due 10/01/2033                                    1,108
                        -----------------------------------------------------------------------------------------------------------
                                                      Lee County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                                      AMT (d)(g):
                        NR*       Aaa           290         (Multi-County Program), Series A-1, 7.20% due 3/01/2033             304
                        NR*       Aaa         1,585         Series A-6, 6.45% due 3/01/2031 (e)                               1,701
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa         1,355   Lee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                      AMT, Series A-2, 6.30% due 3/01/2029 (d)(e)(g)                          1,406
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa         1,725   Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                      Bonds, AMT, Sub-Series 1, 6.25% due 11/01/2028 (d)                      1,780
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         1,330   Marco Island, Florida, Utility System Revenue Bonds, 5.25%
                                                      due 10/01/2020 (a)                                                      1,479
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa         5,990   Martin County, Florida, Utilities System Revenue Bonds, 5.125%
                                                      due 10/01/2033 (b)                                                      6,365
                        -----------------------------------------------------------------------------------------------------------
                        AAA       NR*         2,000   Miami Beach, Florida, Redevelopment Agency, Tax Increment
                                                      Revenue Bonds, City Center Tax Allocation (Historic Village),
                                                      AMT, 5.875% due 12/01/2022 (a)                                          2,098
                        -----------------------------------------------------------------------------------------------------------
                                                      Miami Beach, Florida, Stormwater Revenue Bonds (h):
                        AAA       Aaa         1,630         5.75% due 9/01/2016                                               1,911
                        AAA       Aaa         1,000         5.25% due 9/01/2020                                               1,108
                        AAA       Aaa         4,400         5.25% due 9/01/2025                                               4,700
                        AAA       Aaa         1,910         5.375% due 9/01/2030                                              2,051
                        -----------------------------------------------------------------------------------------------------------
                                                      Miami Beach, Florida, Water and Sewer Revenue Bonds (b):
                        AAA       Aaa         2,690         5.625% due 9/01/2018                                              3,107
                        AAA       Aaa        10,600         5.75% due 9/01/2025                                              12,034
                        -----------------------------------------------------------------------------------------------------------
                                                      Miami-Dade County, Florida, Aviation Revenue Bonds, AMT,
                                                      Series A:
                        AAA       Aaa         5,250         5.125% due 10/01/2035 (c)                                         5,482
                        AAA       Aaa           500         (Miami International Airport), 5.45% due 10/01/2012 (h)             563
                        AAA       Aaa         6,000         (Miami International Airport), 6% due 10/01/2024 (h)              6,867
                        AAA       Aaa        10,000         (Miami International Airport), 6% due 10/01/2029 (h)             11,434
                        AAA       Aaa        13,740         (Miami International Airport), 5% due 10/01/2033 (h)             14,205
                        -----------------------------------------------------------------------------------------------------------
                                                      Miami-Dade County, Florida, Educational Facilities Authority
                                                      Revenue Bonds (University of Miami), Series A (b):
                        AAA       Aaa         1,500         5.75% due 4/01/2013                                               1,768
                        AAA       Aaa         1,000         5.50% due 4/01/2019                                               1,133
                        AAA       Aaa        19,425         6% due 4/01/2023                                                 22,746
                        AAA       Aaa         5,000         5.75% due 4/01/2029                                               5,704
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa        10,180   Miami-Dade County, Florida, Expressway Authority, Toll System
                                                      Revenue Bonds, 6.375% due 7/01/2010 (h)(j)                             12,581
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa        12,250   Miami-Dade County, Florida, Expressway Authority, Toll System
                                                      Revenue Refunding Bonds, 5.125% due 7/01/2025 (h)                      12,996


8        MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004

Schedule of Investments (continued)                               (in Thousands)

                        S&P       Moody's   Face
                        Ratings   Ratings   Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Florida (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                        NR*       Aaa       $ 6,705   Miami-Dade County, Florida, GO (Parks Program), 6%
                                                      due 11/01/2024 (h)                                                   $  7,826
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         2,185   Miami-Dade County, Florida, HFA, M/F Mortgage Revenue Bonds
                                                      (Marbrisa Apartments Project), AMT, Series 2A, 6%
                                                      due 8/01/2026 (c)                                                       2,366
                        -----------------------------------------------------------------------------------------------------------
                                                      Miami-Dade County, Florida, IDA, IDR (b):
                        AAA       Aaa         5,100         (Airis Miami II LLC Project), AMT, 6% due 10/15/2019              5,839
                        AAA       Aaa         3,280         (BAC Funding Corporation Project), Series A, 5.25%
                                                            due 10/01/2020                                                    3,598
                        -----------------------------------------------------------------------------------------------------------
                                                      Miami-Dade County, Florida, Solid Waste System Revenue
                                                      Bonds (c):
                        AAA       Aaa         2,945         5.50% due 10/01/2015                                              3,373
                        AAA       Aaa         3,105         5.50% due 10/01/2016                                              3,556
                        -----------------------------------------------------------------------------------------------------------
                                                      Nassau County, Florida, Public Improvement Revenue Refunding
                                                      Bonds (a):
                        AAA       Aaa         1,035         5.75% due 5/01/2016                                               1,198
                        AAA       Aaa         1,095         5.75% due 5/01/2017                                               1,267
                        AAA       Aaa         1,155         5.75% due 5/01/2018                                               1,337
                        AAA       Aaa         1,225         5.75% due 5/01/2019                                               1,418
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         5,175   Nassau County, Florida, Water and Sewer System Revenue Bonds,
                                                      5.125% due 9/01/2033 (a)                                                5,497
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         3,410   Ocoee, Florida, Water and Sewer System Revenue Refunding and
                                                      Improvement Bonds, 5.125% due 10/01/2033 (b)                            3,624
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa           200   Orange County, Florida, HFA, Homeowner Revenue Refunding Bonds,
                                                      AMT, Series B-1, 6.20% due 9/01/2029 (d)(g)                               214
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa         2,375   Orange County, Florida, HFA, M/F Housing Revenue Bonds,
                                                      Series A, 6.40% due 1/01/2031 (a)                                       2,551
                        -----------------------------------------------------------------------------------------------------------
                        AAA       NR*         2,720   Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                      6.85% due 10/01/2027 (d)(g)                                             2,800
                        -----------------------------------------------------------------------------------------------------------
                                                      Orange County, Florida, Health Facilities Authority, Hospital
                                                      Revenue Bonds:
                        A         A3          2,900         (Adventist Health System), 6.25% due 11/15/2024                   3,196
                        A-        A2          9,220         (Orlando Regional Healthcare), 6% due 12/01/2029                  9,914
                        AAA       Aaa         5,000         (Orlando Regional Healthcare), Series A, 6.25%
                                                            due 10/01/2018 (a)                                                6,234
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         5,630   Orange County, Florida, Sales Tax Revenue Refunding Bonds,
                                                      Series B, 5% due 1/01/2025 (h)                                          5,930
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa         1,300   Orange County, Florida, School Board COP, 5.50%
                                                      due 8/01/2025 (b)                                                       1,434
                        -----------------------------------------------------------------------------------------------------------
                                                      Orange County, Florida, Tourist Development, Tax Revenue
                                                      Bonds (b):
                        AAA       Aaa         5,710         5.375% due 10/01/2018                                             6,436
                        AAA       Aaa        31,745         5.75% due 10/01/2025                                             36,048
                        AAA       Aaa         2,000         5.50% due 10/01/2031                                              2,216
                        AAA       Aaa        27,075         5.50% due 10/01/2032                                             30,141
                        -----------------------------------------------------------------------------------------------------------
                                                      Orlando and Orange County, Florida, Expressway Authority
                                                      Revenue Bonds:
                        AAA       Aaa           250         Junior Lien, 6.50% due 7/01/2011 (h)                                311
                        AAA       Aaa         3,000         Series B, 5% due 7/01/2030 (b)                                    3,153
                        AAA       Aaa        11,550         Series B, 5% due 7/01/2035 (b)                                   12,130
                        -----------------------------------------------------------------------------------------------------------
                                                      Osceola County, Florida, Infrastructure Sales Surplus Tax
                                                      Revenue Bonds (b):
                        NR*       Aaa         3,155         5.375% due 10/01/2018                                             3,556
                        NR*       Aaa         7,680         5.25% due 10/01/2025                                              8,256
                        -----------------------------------------------------------------------------------------------------------
                                                      Osceola County, Florida, Sales Tax Revenue Bonds (h):
                        NR*       Aaa         2,065         5.625% due 6/01/2016                                              2,367
                        NR*       Aaa         1,605         5.625% due 6/01/2017                                              1,831
                        NR*       Aaa         1,075         5.625% due 6/01/2018                                              1,222


         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004             9

[LOGO] Merill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                        S&P       Moody's   Face
                        Ratings   Ratings   Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Florida (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       $ 5,560   Osceola County, Florida, Tourist Development Tax Revenue Bonds,
                                                      Series A, 5.50% due 10/01/2027 (h)                                   $  6,173
                        -----------------------------------------------------------------------------------------------------------
                                                      Palm Beach County, Florida, GO (Liquid Acquisition Program),
                                                      Series B (a):
                        AAA       Aaa         4,605         5.75% due 8/01/2016                                               5,337
                        AAA       Aaa         5,330         5.75% due 8/01/2018                                               6,178
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa           215   Palm Beach County, Florida, HFA, S/F Homeowner Revenue
                                                      Refunding Bonds, AMT, Series A-1, 6.05%
                                                      due 10/01/2020 (a)(d)(g)                                                  231
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         5,500   Palm Beach County, Florida, Public Improvement Revenue Bonds
                                                      (Convention Center Project), 5.625% due 11/01/2011 (h)(j)               6,573
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         6,115   Palm Beach County, Florida, School Board COP, Refunding,
                                                      Series B, 5.375% due 8/01/2017 (b)                                      6,876
                        -----------------------------------------------------------------------------------------------------------
                                                      Palm Beach County, Florida, School Board COP, Series A:
                        AAA       Aaa         5,070         6% due 8/01/2010 (h)(j)                                           6,162
                        AAA       Aaa        13,205         6.25% due 8/01/2010 (h)(j)                                       16,243
                        AAA       Aaa         4,235         5.50% due 8/01/2016 (b)                                           4,820
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa         2,000   Pasco County, Florida, Sales Tax Revenue Bonds (Half-Cent), 5%
                                                      due 12/01/2033 (b)                                                      2,104
                        -----------------------------------------------------------------------------------------------------------
                        AAA       NR*         2,255   Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds
                                                      (Multi-County Program), AMT, Series A, 6.70%
                                                      due 2/01/2028 (d)(g)                                                    2,325
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         9,885   Polk County, Florida, School Board COP, Master Lease, Series A,
                                                      5.50% due 1/01/2025 (c)                                                10,778
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa         5,600   Polk County, Florida, Utility System Revenue Bonds, 5%
                                                      due 10/01/2029 (h)                                                      5,896
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa         9,645   Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6%
                                                      due 7/01/2020 (h)                                                      10,808
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         3,000   Port St. Lucie, Florida, Utility Revenue Bonds, 5.125%
                                                      due 9/01/2031 (a)                                                       3,155
                        -----------------------------------------------------------------------------------------------------------
                                                      Saint John's County, Florida, IDA, IDR, Refunding (Professional
                                                      Golf Project) (a):
                        AAA       Aaa         1,275         5.50% due 9/01/2015                                               1,458
                        AAA       Aaa         1,345         5.50% due 9/01/2016                                               1,535
                        AAA       Aaa         1,420         5.50% due 9/01/2017                                               1,615
                        AAA       Aaa         1,500         5.50% due 9/01/2018                                               1,698
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         2,000   Saint John's County, Florida, Transportation Improvement
                                                      Revenue Bonds, 5.125% due 10/01/2032 (b)                                2,126
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa         4,055   Saint Lucie County, Florida, School Board, COP, 6.25%
                                                      due 7/01/2010 (c)(j)                                                    4,982
                        -----------------------------------------------------------------------------------------------------------
                                                      Saint Lucie County, Florida, School Board COP, Refunding (c):
                        NR*       Aaa         1,270         Series A, 5.50% due 7/01/2015                                     1,447
                        NR*       Aaa         1,345         Series A, 5.50% due 7/01/2016                                     1,529
                        NR*       Aaa         1,420         Series A, 5.50% due 7/01/2017                                     1,610
                        NR*       Aaa         1,495         Series A, 5.50% due 7/01/2018                                     1,686
                        NR*       Aaa         1,000         Series C, 5.50% due 7/01/2015                                     1,140
                        NR*       Aaa         1,050         Series C, 5.50% due 7/01/2016                                     1,194
                        NR*       Aaa         1,105         Series C, 5.50% due 7/01/2017                                     1,252
                        NR*       Aaa         1,170         Series C, 5.50% due 7/01/2018                                     1,320
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         3,250   Saint Lucie, Florida, West Services District, Utility Revenue
                                                      Refunding Bonds, Senior Lien, 6% due 10/01/2022 (a)                     3,819
                        -----------------------------------------------------------------------------------------------------------
                                                      Saint Petersburg, Florida, Professional Sports Facility, Sales
                                                      Tax Revenue Refunding Bonds (c):
                        NR*       Aaa         1,475         5.125% due 10/01/2020                                             1,618
                        NR*       Aaa         1,555         5.125% due 10/01/2021                                             1,694
                        -----------------------------------------------------------------------------------------------------------
                        A-        A2          1,750   South Lake County, Florida, Hospital District Revenue Bonds
                                                      (South Lake Hospital Inc.), 5.80% due 10/01/2034                        1,817


10       MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004

Schedule of Investments (continued)                               (in Thousands)

                        S&P       Moody's   Face
                        Ratings   Ratings   Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Florida (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Sunrise, Florida, Utility System Revenue Refunding Bonds (b):
                        AAA       Aaa       $ 7,000         5.50% due 10/01/2018                                           $  8,237
                        AAA       Aaa         2,250         5.20% due 10/01/2022                                              2,491
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         2,430   Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding
                                                      Bonds, GO, 5.25% due 8/01/2024 (b)                                      2,628
                        -----------------------------------------------------------------------------------------------------------
                                                      Tallahassee, Florida, Lease Revenue Bonds (Florida State
                                                      University Project), Series A (a):
                        AAA       Aaa         2,800         5.25% due 8/01/2023                                               3,008
                        AAA       Aaa         1,000         5.375% due 8/01/2026                                              1,075
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa        30,335   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6%
                                                      due 10/01/2011 (h)(j)                                                  36,992
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa        14,750   Tampa, Florida, Sports Authority Revenue Bonds (Local Option
                                                      Sales Tax--Stadium Project), 5.25% due 1/01/2027 (a)                   15,767
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         3,835   Taylor County, Florida, Sales Tax Revenue Bonds, 6%
                                                      due 10/01/2025 (h)                                                      4,466
                        -----------------------------------------------------------------------------------------------------------
                                                      Village Center Community Development District, Florida, Utility
                                                      Revenue Bonds (a):
                        AAA       Aaa         3,000         5.25% due 10/01/2023                                              3,289
                        AAA       Aaa         7,000         5% due 10/01/2036                                                 7,355

===================================================================================================================================
Puerto Rico--3.9%
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Children's Trust Fund Project of Puerto Rico, Tobacco
                                                      Settlement Revenue Refunding Bonds:
                        BBB       Baa2        3,815         5.375% due 5/15/2033                                              3,665
                        BBB       Baa2        3,410         5.50% due 5/15/2039                                               3,188
                        -----------------------------------------------------------------------------------------------------------
                        A-        Baa1        3,000   Puerto Rico Commonwealth, GO, Public Improvement, 6%
                                                      due 7/01/2029                                                           3,218
                        -----------------------------------------------------------------------------------------------------------
                        A         Baa1       10,125   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                      Transportation Revenue Bonds, Series B, 6% due 7/01/2026               10,792
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa         2,725   Puerto Rico Industrial Tourist, Educational, Medical and
                                                      Environmental Control Facilities Revenue Bonds (University
                                                      Plaza Project), Series A, 5.625% due 7/01/2019 (a)                      3,151
                        -----------------------------------------------------------------------------------------------------------
                                                      Total Municipal Bonds (Cost--$834,728)--151.6%                        918,587
                        ===========================================================================================================


         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004            11

[LOGO] Merill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                            Shares
                                            Held      Short-Term Investments                                                 Value
                        ===========================================================================================================
                                             33,735   Merrill Lynch Institutional Tax-Exempt Fund (k)                      $ 33,735
                        -----------------------------------------------------------------------------------------------------------
                                                      Total Short-Term Investments (Cost--$33,735)--5.6%                     33,735
                        ===========================================================================================================
                        Total Investments (Cost--$868,463)--157.2%                                                          952,322

                        Unrealized Depreciation on Forward Interest Rate Swaps**--(0.3%)                                     (2,010)

                        Other Assets Less Liabilities--3.1%                                                                  18,794

                        Preferred Shares, at Redemption Value--(60.0%)                                                     (363,281)
                                                                                                                           --------
                        Net Assets Applicable to Common Shares--100.0%                                                     $605,825
                                                                                                                           ========

(a)   MBIA Insured.
(b)   AMBAC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   FHLMC Collateralized.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2004.
(g)   FNMA Collateralized.
(h)   FGIC Insured.
(i)   FHA Insured.
(j)   Prerefunded.
(k) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund         23,500         $   88
      --------------------------------------------------------------------------

(l)   Radian Insured.
*     Not Rated.
** Forward interest rate swaps entered into as of February 29, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Depreciation
      --------------------------------------------------------------------------
      Receive a price return equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate of 4.191%

      Broker, J.P. Morgan Chase Bank
       Expires April 2024                                $ 43,500     $   (884)

      Receive a price return equal to 3-month
       LIBOR and pay a fixed rate of 4.597%

      Broker, J.P. Morgan Chase Bank
       Expires April 2014                                $ 19,200         (305)

      Receive a price return equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate of 3.581%

      Broker, J.P. Morgan Chase Bank
       Expires May 2014                                  $ 74,400         (821)
      --------------------------------------------------------------------------
      Total                                                           $ (2,010)
                                                                      ========

      See Notes to Financial Statements.


Quality Profile

The quality ratings of securities in the Fund as of February 29, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               89.7%
AA/Aa ...................................................                0.9
A/A .....................................................                3.8
BBB/Baa .................................................                1.5
NR (Not Rated) ..........................................                4.1
--------------------------------------------------------------------------------


12       MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004

Statement of Net Assets

As of February 29, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$868,463,394) ................                    $952,321,739
                       Cash .................................................................                         174,610
                       Receivables:
                          Interest ..........................................................    $ 14,836,256
                          Securities sold ...................................................       4,365,000
                          Dividends from affiliates .........................................             747      19,202,003
                                                                                                 ------------
                       Prepaid expenses .....................................................                          11,956
                                                                                                                 ------------
                       Total assets .........................................................                     971,710,308
                                                                                                                 ------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ...............                       2,010,364
                       Payables:
                          Investment adviser ................................................         371,581
                          Dividends to Common Shareholders ..................................         147,757
                          Other affiliates ..................................................           8,427         527,765
                                                                                                 ------------
                       Accrued expenses .....................................................                          66,357
                                                                                                                 ------------
                       Total liabilities ....................................................                       2,604,486
                                                                                                                 ------------
=============================================================================================================================
Preferred Shares
-----------------------------------------------------------------------------------------------------------------------------
                       Preferred Shares, at redemption value, par value $.10 per share
                        (2,095 Series A Shares, 3,495 Series B Shares, 3,440 Series C Shares,
                        2,160 Series D Shares and 3,340 Series E Shares of AMPS* issued and
                        outstanding at $25,000 per share liquidation preference) ............                     363,281,240
                                                                                                                 ------------
=============================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Shares ...............................                    $605,824,582
                                                                                                                 ============
=============================================================================================================================
Analysis of Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------
                       Common Shares, par value $.10 per share (37,628,592 shares issued and
                        outstanding) ........................................................                    $  3,762,859
                       Paid-in capital in excess of par .....................................                     570,474,526
                       Undistributed investment income--net .................................    $ 10,323,414
                       Accumulated realized capital losses on investments--net ..............     (60,584,198)
                       Unrealized appreciation on investments--net ..........................      81,847,981
                                                                                                 ------------
                       Total accumulated earnings--net ......................................                      31,587,197
                                                                                                                 ------------
                       Total--Equivalent to $16.10 net asset value of Common Share
                        (market price--$15.56) ..............................................                    $605,824,582
                                                                                                                 ============

*     Auction Market Preferred Shares

      See Notes to Financial Statements.


         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004            13

[LOGO] Merill Lynch Investment Managers

Statement of Operations

For the Six Months Ended February 29, 2004
=============================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------
                       Interest .............................................                    $ 23,978,949
                       Dividends from affiliates ............................                          88,312
                                                                                                 ------------
                       Total income .........................................                      24,067,261
                                                                                                 ------------
=============================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................    $  2,582,458
                       Commission fees ......................................         455,661
                       Accounting services ..................................         131,555
                       Transfer agent fees ..................................          45,133
                       Professional fees ....................................          33,442
                       Printing and shareholder reports .....................          27,844
                       Custodian fees .......................................          23,395
                       Trustees' fees and expenses ..........................          16,426
                       Listing fees .........................................          14,252
                       Pricing fees .........................................          12,560
                       Other ................................................          30,476
                                                                                 ------------
                       Total expenses before waiver and reimbursement .......       3,373,202
                       Waiver and reimbursement of expenses .................        (203,982)
                                                                                 ------------
                       Total expenses after waiver and reimbursement ........                       3,169,220
                                                                                                 ------------
                       Investment income--net ...............................                      20,898,041
                                                                                                 ------------
=============================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
-------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ....................                      (4,898,321)
                       Change in unrealized appreciation on investments--net                       43,731,056
                                                                                                 ------------
                       Total realized and unrealized gain on investments--net                      38,832,735
                                                                                                 ------------
=============================================================================================================
Dividends to Preferred Shareholders
--------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................                      (1,611,675)
                                                                                                 ------------
                       Net Increase in Net Assets Resulting from Operations .                    $ 58,119,101
                                                                                                 ============

      See Notes to Financial Statements.


14       MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004

Statements of Changes in Net Assets

                                                                                  For the Six         For the
                                                                                  Months Ended       Year Ended
                                                                                  February 29,       August 31,
Increase (Decrease) in Net Assets:                                                    2004              2003
================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................    $  20,898,041     $  43,285,182
                       Realized gain (loss) on investments--net .............       (4,898,321)        7,751,089
                       Change in unrealized appreciation on investments--net        43,731,056       (25,268,892)
                       Dividends and distributions to Preferred Shareholders        (1,611,675)       (3,842,377)
                                                                                 -------------------------------
                       Net increase in net assets resulting from operations .       58,119,101        21,925,002
                                                                                 -------------------------------
================================================================================================================
Dividends to Common Shareholders
----------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................      (18,287,496)      (35,935,305)
                                                                                 -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Shareholders .................................      (18,287,496)      (35,935,305)
                                                                                 -------------------------------
================================================================================================================
Net Assets Applicable to Common Shares
----------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Shares .......................................       39,831,605       (14,010,303)
                       Beginning of period ..................................      565,992,977       580,003,280
                                                                                 -------------------------------
                       End of period* .......................................    $ 605,824,582     $ 565,992,977
                                                                                 ===============================
                          * Undistributed investment income--net ............    $  10,323,414     $   9,324,544
                                                                                 ===============================

      See Notes to Financial Statements.


         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004            15

[LOGO] Merill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived              For the Six               For the Year Ended
from information provided in the financial statements.                Months Ended                    August 31,
                                                                      February 29,  ---------------------------------------------
Increase (Decrease) in Net Asset Value:                                   2004        2003        2002       2001+        2000+
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                      Net asset value, beginning of period ..........   $  15.04    $  15.41    $  15.29    $  13.85     $  13.84
                                                                        ---------------------------------------------------------
                      Investment income--net ........................        .56++      1.15++      1.14        1.02          .93
                      Realized and unrealized gain (loss) on
                       investments--net .............................       1.03        (.46)        .06        1.42          .08
                      Dividends and distributions to Preferred
                       Shareholders:
                         Investment income--net .....................       (.04)       (.10)       (.13)       (.22)        (.21)
                         Realized gain on investments--net ..........         --          --          --@@        --           --
                      Capital write-off (charge) resulting from
                       issuance of Preferred Shares .................         --          --          --          --@@         --
                                                                        ---------------------------------------------------------
                      Total from investment operations ..............       1.55         .59        1.07        2.22          .80
                                                                        ---------------------------------------------------------
                      Less dividends and distributions to Common
                       Shareholders:
                         Investment income--net .....................       (.49)       (.96)       (.95)       (.78)        (.79)
                         Realized gain on investments--net ..........         --          --          --@@        --           --
                                                                        ---------------------------------------------------------
                      Total dividends and distributions to Common
                       Shareholders .................................       (.49)       (.96)       (.95)       (.78)        (.79)
                                                                        ---------------------------------------------------------
                      Net asset value, end of period ................   $  16.10    $  15.04    $  15.41    $  15.29     $  13.85
                                                                        =========================================================
                      Market price per share, end of period .........   $  15.56    $  14.08    $  14.66    $  14.04     $11.6875
                                                                        =========================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                      Based on market price per share ...............      14.16%@      2.51%      11.63%      27.82%       (1.96%)
                                                                        =========================================================
                      Based on net asset value per share ............      10.59%@      4.17%       7.75%      17.47%        7.03%
                                                                        =========================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Common Shares
---------------------------------------------------------------------------------------------------------------------------------
                      Total expenses, net of waiver and reimbursement
                       and excluding reorganization expenses*** .....       1.09%*      1.10%       1.13%       1.14%        1.18%
                                                                        =========================================================
                      Total expenses, excluding reorganization
                       expenses*** ..................................       1.16%*      1.17%       1.20%       1.23%        1.30%
                                                                        =========================================================
                      Total expenses*** .............................       1.16%*      1.17%       1.21%       1.26%        1.45%
                                                                        =========================================================
                      Total investment income--net*** ...............       7.19%*      7.40%       7.71%       7.88%        8.65%
                                                                        =========================================================
                      Amount of dividends to Preferred Shareholders .        .56%*       .65%        .96%       2.31%        3.05%
                                                                        =========================================================
                      Investment income--net, to Common Shareholders        6.63%*      6.75%       6.75%       5.57%        5.60%
                                                                        =========================================================


16       MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004

Financial Highlights (concluded)

                                                                         For the Six                For the Year Ended
                                                                         Months Ended                    August 31,
The following per share data and ratios have been derived                February 29,  --------------------------------------------
from information provided in the financial statements.                      2004        2003        2002        2001+        2000+
===================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Shares***
-----------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and reimbursement
                        and excluding reorganization expenses ..........       .67%*        .68%        .69%        .68%        .67%
                                                                          =========================================================
                       Total expenses, excluding reorganization expenses       .67%*        .72%        .73%        .74%        .74%
                                                                          =========================================================
                       Total expenses ..................................       .72%*        .72%        .73%        .75%        .83%
                                                                          =========================================================
                       Total investment income--net ....................      4.44%*       4.57%       4.68%       4.71%       4.95%
                                                                          =========================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Shares
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Shareholders .............       .89%*       1.06%       1.49%       3.43%       4.08%
                                                                          =========================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Shares, end of
                        period (in thousands) ..........................  $605,825     $565,993    $580,003    $575,251    $467,961
                                                                          =========================================================
                       Preferred Shares outstanding, end of period
                        (in thousands) .................................  $363,250     $363,250    $363,250    $363,250    $328,250
                                                                          =========================================================
                       Portfolio turnover ..............................      8.01%       27.40%      13.89%      47.50%     105.22%
                                                                          =========================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 .......................  $  2,668     $  2,558    $  2,597    $  2,584    $  2,426
                                                                          =========================================================
===================================================================================================================================
Dividends Per Share on Preferred Shares Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ................  $    102     $    252    $    362    $    885    $    985
                                                                          =========================================================
                       Series B--Investment income--net ................  $    109     $    267    $    375    $    754    $    984
                                                                          =========================================================
                       Series C--Investment income--net ................  $    115     $    252    $    369    $    889    $    610
                                                                          =========================================================
                       Series D--Investment income--net ................  $    112     $    273    $    368    $    855    $    595
                                                                          =========================================================
                       Series E--Investment income--net ................  $    114     $    276    $    381    $    850    $    585
                                                                          =========================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Shareholders.
+ Certain prior years amounts have been reclassified to conform with current year presentation.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004            17

[LOGO] Merill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund, (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).


18       MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended February 29, 2004, FAM earned fees of $2,582,458, of which $182,558 was waived. For the six months ended February 29, 2004, FAM reimbursed the Fund in the amount of $21,424.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received $1,460 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 29, 2004.

For the six months ended February 29, 2004, the Fund reimbursed FAM $9,850 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2004 were $73,076,383 and $91,112,536, respectively.

Net realized losses for the six months ended February 29, 2004 and net unrealized gains (losses) as of February 29, 2004 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                  Losses          Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $   (232,554)        $ 83,858,345
Forward interest rate swaps ..........          (4,665,767)          (2,010,364)
                                              ---------------------------------
Total ................................        $ (4,898,321)        $ 81,847,981
                                              =================================

As of February 29, 2004, net unrealized appreciation for Federal income tax purposes aggregated $82,902,794, of which $83,608,970 related to appreciated securities and $706,176 related to depreciated securities. The aggregate cost of investments at February 29, 2004 for Federal income tax purposes was $869,418,945.


         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004            19

[LOGO] Merill Lynch Investment Managers

Notes to Financial Statements (concluded)

4. Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Preferred Shares

Auction Market Preferred Shares are redeemable Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 29, 2004 were as follows: Series A, ..90%; Series B, .93%; Series C, .95%; Series D, .90% and Series E, .85%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 29, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $231,853 as commissions.

5. Capital Loss Carryforward:

On August 31, 2003, the Fund had a net capital loss carryforward of $51,743,331, of which $25,345,146 expires in 2007, $9,834,324 expires in 2008 and $16,563,861 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Shares in the amount of $.086000 per share payable on March 30, 2004 to shareholders of record on March 15, 2004.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


20       MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004

Proxy Results

During the six-month period ended February 29, 2004, MuniHoldings Florida Insured Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. The description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                         Shares Voted       Shares Withheld
                                                                             For              From Voting
-----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Trustees:          Terry K. Glenn                  36,346,783            824,988
                                          Cynthia A. Montgomery           36,328,039            843,732
                                          Kevin A. Ryan                   36,315,713            856,058
                                          Roscoe S. Suddarth              36,318,666            853,105
                                          Edward D. Zinbarg               36,317,638            854,133
-----------------------------------------------------------------------------------------------------------

During the six-month period ended February 29, 2004, MuniHoldings Florida Insured Fund's Preferred Shareholders (Series A - E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                         Shares Voted       Shares Withheld
                                                                             For              From Voting
-----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees: Terry K. Glenn                    13,818                11
                                          Ronald W. Forbes                  13,818                11
                                          Cynthia A. Montgomery             13,818                11
                                          Kevin A. Ryan                     13,818                11
                                          Roscoe S. Suddarth                13,817                12
                                          Richard R. West                   13,818                11
                                          Edward D. Zinbarg                 13,818                11
-----------------------------------------------------------------------------------------------------------


         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004            21

[LOGO] Merill Lynch Investment Managers

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

--------------------------------------------------------------------------------
Charles C. Reilly, Trustee of MuniHoldings Florida Insured Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Reilly well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MFL


22       MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 29, 2004            23

[LOGO] Merill Lynch Investment Managers                          www.mlim.ml.com

MuniHoldings Florida Insured Fund seeks to provide shareholders with current income exempt from Federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniHoldings Florida Insured Fund
Box 9011
Princeton, NJ 08543-9011

                                                                 #HOLDFL -- 2/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniHoldings Florida Insured Fund


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            MuniHoldings Florida Insured Fund

        Date: April 16, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            MuniHoldings Florida Insured Fund

        Date: April 16, 2004


        By: /s/ Donald C. Burke
            -----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniHoldings Florida Insured Fund

        Date: April 16, 2004